UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2008

YOUNG BROADCASTING INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-25042	13-3339681
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

599 Lexington Avenue

New York, New York 10022

(Address of principal executive offices)

Registrant’s telephone number:  (212) 754-7070

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

                ☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                ☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                ☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                ☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

On January 10, 2008, Young Broadcasting Inc. (the “Company”) issued a press release announcing that it had retained a financial advisor to conduct a process leading to the sale of the Company’s largest station, KRON-TV, which is based in San Francisco, California.

A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01.      Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit No.	Description

99.1	Press release issued by the Company on January 10, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 11, 2008

YOUNG BROADCASTING INC.

By:

   /s/ James A. Morgan

James A. Morgan

Executive Vice President

Exhibit Index

Exhibit No.	Description

99.1	Press release issued by the Company on January 10, 2008.